UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2006
R. G. BARRY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13405 Yarmouth Road N.W., Pickerington, Ohio 43147
(Address of principal executive offices) (Zip Code)
(614) 864-6400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1

Item 1.01  Entry into a Material Definitive Agreement.
On March 30, 2006, R. G. Barry Corporation (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Thomas M. Von Lehman, the Company’s current Chief Executive Officer. The Employment Agreement supersedes the Company’s previous employment contract with Mr. Von Lehman, dated February 25, 2005, which expired on March 31, 2006 (the “2005 Employment Contract”). The term of the Employment Agreement is April 1, 2006 through September 30, 2006 (the “Term”).
During the Term, Mr. Von Lehman will step down from his position as Chief Executive Officer of the Company when requested to do so by the Board, but will continue as an employee of the Company through end of the Term to assist on special matters and to help transition the position of Chief Executive Officer to Greg A. Tunney, the Company’s current President and Chief Operating Officer, who will be become Chief Executive Officer of the Company no later than August 7, 2006.
Throughout the Term, Mr. Von Lehman will continue to receive his monthly base salary of $37,500, and he will receive customary executive benefits. Additionally, Mr. Von Lehman will have the opportunity to earn a bonus under the Company’s Annual Incentive Plan pro-rated at seven twelfths of the amount of the bonus he would receive under the Company’s Annual Incentive Plan if he were to remain Chief Executive Officer through the end of 2006. Mr. Von Lehman’s right to specified compensation in the event of a “sale transaction,” as set forth in the 2005 Employment Agreement, remains unchanged. In the event of a “sale transaction” (as defined in the Employment Agreement), Mr. Von Lehman is entitled to receive a fee, payable in cash, equal to one percent (1%) of the amount of consideration paid in the sale transaction, determined in accordance with the terms of the Employment Agreement, and this right will survive the expiration of the Employment Agreement until March 31, 2008.
Upon expiration of the Employment Agreement, Mr. Von Lehman will remain a director of the Company and will be entitled to receive director fees and other compensation paid to non-employee directors starting in October 2006. The Employment Agreement provides that Mr. Von Lehman will not compete with the Company beginning on the date of the Employment Agreement and extending through March 31, 2008.
The foregoing description is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.
Item 9.01  Financial Statements and Exhibits.
     (a) — (c) Not applicable.
     (d)      Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between R. G. Barry Corporation and Thomas Von Lehman dated March 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION
April 4, 2006	By:	/s/ Daniel D. Viren
Daniel D. Viren
Senior Vice President – Finance, Chief Financial Officer and Secretary